UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM N-CSRS

Investment Company Act file number 811-4670

DWS Global/International Fund, Inc.

(Exact Name of Registrant as Specified in Charter)

345 Park Avenue

New York, NY 10154

(Address of principal executive offices)             (Zip code)

Registrant’s Telephone Number, including Area Code: (212) 454-7190

Paul Schubert

345 Park Avenue

New York, NY 10154

(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	4/30/07

ITEM 1.               REPORT TO STOCKHOLDERS

APRIL 30, 2007

Semiannual Report
to Shareholders

DWS Global Opportunities Fund

Contents

click here Performance Summary

click here Information About Your Fund's Expenses

click here Portfolio Management Review

click here Portfolio Summary

click here Investment Portfolio

click here Financial Statements

click here Financial Highlights

click here Notes to Financial Statements

click here Account Management Resources

click here Privacy Statement

This report must be preceded or accompanied by a prospectus. To obtain a prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the fund. Please read the prospectus carefully before you invest.

Investments in mutual funds involve risk. Some funds have more risk than others. The fund is subject to US and foreign stock market risk. Investing in foreign securities presents certain unique risks not associated with domestic investments, such as currency fluctuations, political and economic changes and market risks. Additionally, stocks of small-sized companies involve greater risk as they often have limited product lines, markets, or financial resources and may be sensitive to erratic and abrupt market movements more so than securities of larger, more-established companies. All of these factors may result in greater share price volatility. Please read this fund's prospectus for specific details regarding its investments and risk profile.

DWS Scudder is part of Deutsche Asset Management, which is the marketing name in the US for the asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Performance Summary April 30, 2007

Classes A, B and C

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The maximum sales charge for Class A shares is 5.75%. For Class B shares, the maximum contingent deferred sales charge (CDSC) is 4% within the first year after purchase, declining to 0% after six years. Class C shares have no adjustment for front-end sales charges but redemptions within one year of purchase may be subject to a CDSC of 1%. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The total annual fund operating expense ratios, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 are 1.71%, 2.70% and 2.41% for Class A, Class B and Class C shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings during all periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Returns shown for Class A, B and C shares for the periods prior to their inception on April 16, 1998 are derived from the historical performance of Class S shares of DWS Global Opportunities Fund during such periods and have been adjusted to reflect the higher gross total annual operating expenses of each specific class. Any difference in expenses will affect performance.

Average Annual Total Returns (Unadjusted for Sales Charge) as of 4/30/07
DWS Global Opportunities Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class A	16.90%	16.47%	23.46%	18.51%	13.72%
Class B	16.43%	15.55%	22.51%	17.59%	12.79%
Class C	16.46%	15.64%	22.54%	17.62%	12.84%
S&P®/Citigroup EMI+	16.28%	17.41%	22.80%	18.51%	12.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
	Class A	Class B	Class C
Net Asset Value: 4/30/07	$ 45.57	$ 41.92	$ 42.14
10/31/06	$ 43.66	$ 40.68	$ 40.86
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .01	$ —	$ —
Capital Gain Distributions	$ 4.94	$ 4.94	$ 4.94
Class A Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	5	of	40	13
3-Year	9	of	40	22
5-Year	9	of	33	27

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable. Rankings are for Class A shares; other share classes may vary.

Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Global Opportunities Fund — Class A [] S&P/Citigroup EMI+

Yearly periods ended April 30

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 5.75%. This results in a net initial investment of $9,425.

Comparative Results (Adjusted for Maximum Sales Charge) as of 4/30/07
DWS Global Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class A	Growth of $10,000	$10,978	$17,735	$22,035	$34,086
	Average annual total return	9.78%	21.04%	17.12%	13.05%
Class B	Growth of $10,000	$11,255	$18,189	$22,383	$33,308
	Average annual total return	12.55%	22.07%	17.49%	12.79%
Class C	Growth of $10,000	$11,564	$18,403	$22,513	$33,471
	Average annual total return	15.64%	22.54%	17.62%	12.84%
S&P/Citigroup EMI+	Growth of $10,000	$11,741	$18,520	$23,373	$32,652
	Average annual total return	17.41%	22.80%	18.51%	12.56%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup Extended Market Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Class S

Class S shares are generally not available to new investors except under certain circumstances.

All performance shown is historical, assumes reinvestment of all dividend and capital gain distributions, and does not guarantee future results. Investment return and principal value fluctuate with changing market conditions so that, when redeemed, shares may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Please visit www.dws-scudder.com for the Fund's most recent month-end performance.

The total annual fund operating expense ratio, gross of any fee waivers or expense reimbursements, as stated in the fee table of the prospectus dated March 1, 2007 is 1.34% for Class S shares, respectively. Please see the Information About Your Fund's Expenses, the Financial Highlights and Notes to the Financial Statements (Note C, Related Parties) sections of this report for gross and net expense related disclosure for the period ended April 30, 2007.

To discourage short-term trading, the Fund imposes a 2% redemption fee on shareholders redeeming shares held less than 15 days, which has the effect of lowering total return.

Returns and rankings for the 1-year, 3-year, 5-year and 10-year periods shown reflect a fee waiver and/or expense reimbursement. Without this waiver/reimbursement, returns and rankings would have been lower.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Returns and rankings may differ by share class.

Average Annual Total Returns as of 4/30/07
DWS Global Opportunities Fund	6-Month‡	1-Year	3-Year	5-Year	10-Year
Class S	17.07%	16.83%	23.83%	18.85%	14.05%
S&P/Citigroup EMI+	16.28%	17.41%	22.80%	18.51%	12.56%

Sources: Lipper Inc. and Deutsche Investment Management Americas Inc.

‡ Total returns shown for periods less than one year are not annualized.
Net Asset Value and Distribution Information
Class S
Net Asset Value: 4/30/07	$ 46.69
10/31/06	$ 44.71
Distribution Information: Six Months as of 4/30/07: Income Dividends	$ .17
Capital Gain Distributions	$ 4.94
Class S Lipper Rankings — Global Small/Mid-Cap Growth Funds Category as of 4/30/07
Period	Rank		Number of Funds Tracked	Percentile Ranking (%)
1-Year	4	of	40	10
3-Year	7	of	40	18
5-Year	8	of	33	24
10-Year	5	of	15	32

Source: Lipper Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return with distributions reinvested. Rankings are for Class S shares; other share classes may vary.

Growth of an Assumed $10,000 Investment
[] DWS Global Opportunities Fund — Class S [] S&P/Citigroup EMI+

Yearly periods ended April 30
Comparative Results as of 4/30/07
DWS Global Opportunities Fund		1-Year	3-Year	5-Year	10-Year
Class S	Growth of $10,000	$11,683	$18,986	$23,712	$37,249
	Average annual total return	16.83%	23.83%	18.85%	14.05%
S&P/Citigroup EMI+	Growth of $10,000	$11,741	$18,520	$23,373	$32,652
	Average annual total return	17.41%	22.80%	18.51%	12.56%

The growth of $10,000 is cumulative.

+ The S&P/Citigroup Extended Market Index is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. In the most recent six-month period, Class A, Class B and Class C shares limited these expenses; had they not done so, expenses would have been higher. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (November 1, 2006 to April 30, 2007).

The tables illustrate your Fund's expenses in two ways:

Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. If these transaction costs had been included, your costs would have been higher.

Expenses and Value of a $1,000 Investment for the six months ended April 30, 2007
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,169.00	$ 1,164.30	$ 1,164.60	$ 1,170.70
Expenses Paid per $1,000*	$ 8.87	$ 12.88	$ 12.88	$ 7.27
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 11/1/06	$ 1,000.00	$ 1,000.00	$ 1,000.00	$ 1,000.00
Ending Account Value 4/30/07	$ 1,016.61	$ 1,012.89	$ 1,012.89	$ 1,018.10
Expenses Paid per $1,000*	$ 8.25	$ 11.98	$ 11.98	$ 6.76
* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Global Opportunities Fund	1.65%	2.40%	2.40%	1.35%

For more information, please refer to the Fund's prospectus.

Portfolio Management Review

In the following interview, Co-Manager Joseph Axtell discusses DWS Global Opportunities Fund's strategy and the market environment for the six-month period ended April 30, 2007.

Q: How did the global equity markets perform during the reporting period, and how did this affect the fund?

A: Stocks delivered outstanding returns during the past six months, as the continuation of strong global growth, robust corporate earnings and ample liquidity in the global financial system provided a firm underpinning for the markets.1 For the fund, the investment backdrop was especially positive for several reasons. First, small-cap stocks continued to outperform large-caps on a worldwide basis.* Although the small caps underperformed in the United States for the first time in many years, this was more than made up for by the outstanding performance of small-caps in Europe and Asia ex-Japan.* Second, foreign stocks outperformed the US market.* This provided a tailwind to the fund, which is overweight in the international markets, especially Europe, and underweight in the United States.2 Third, the US dollar continued to weaken against both the euro and the British pound, boosting the US dollar returns for these regions.3 The one factor representing a headwind to the fund was the fact that value stocks continued to outperform their growth counterparts.* Nevertheless, the overall investment environment remained very supportive for the fund.

1 Liquidity, in this sense, refers to the amount of cash available to be invested in the markets.
2 "Overweight" means the fund holds a higher weighting in a given sector or security than the benchmark. "Underweight" means the fund holds a lower weighting.
3 Since foreign shares are denominated in local country currencies, a gain in the value of the local currencies versus the dollar increases the value of the investment in US dollar terms.
* Asset class, style, and regional performance discussion is based on the performance of the sub-indices within the S&P/Citigroup Extended Market Index.

Q: How did the fund perform in relation to its benchmark and Lipper peer group?

A: The total return of the fund's Class A shares for the six months ended April 30, 2007 was 16.90%. (Returns are unadjusted for sales charges. If sales charges had been included, returns would have been lower. Past performance is no guarantee of future results. Please see pages 4 through 8 for the performance of other share classes and more complete performance information.)

For the six months ended April 30, 2007, the fund outperformed the 16.28% return of its benchmark, the S&P/Citigroup Extended Market Index, as well as the 16.18% average return of the 40 funds in its Lipper peer group, Global Small/Mid-Cap Growth Funds.4,5 The returns of the fund's oldest share class, its Class S shares, remain well ahead of both the benchmark and the peer group over the three-, five-, 10- and 15-year time periods.

	1-Year	3-Year	5-Year	10-Year	15-Year
DWS Global Opportunities Fund — Class A shares	16.47%	23.46%	18.51%	13.72%	12.83%
DWS Global Opportunities Fund — Class S shares	16.83%	23.83%	18.85%	14.05%	13.27%
S&P/Citigroup Extended Market Index	17.41%	22.80%	18.51%	12.56%	12.00%
Lipper Global Small/Mid-Cap Growth Funds average	13.69%	20.98%	16.17%	13.36%	13.02%

Past performance is no guarantee of future results.

4 The S&P/Citigroup Extended Market Index (Citigroup EMI, formerly the Citigroup World Equity Extended Market Index) is an unmanaged index of small-capitalization stocks within 26 countries around the globe. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees or expenses. It is not possible to invest directly into an index.
5 The Lipper Global Small/Mid-Cap Growth Funds category consists of funds that invest at least 75% of their assets in companies both inside and outside the US with market capitalizations less than the 500th company in the S&P/Citigroup World Broad Market Index. Category returns assume reinvestment of dividends. It is not possible to invest directly in a Lipper category. The Class A shares of the fund ranked 5, 9 and 9 for the 1-, 3- and 5-year periods as of April 30, 2007. The Class S shares of the fund ranked 4, 7, 8, 5 and 2 for the 1-, 3-, 5-, 10- and 15-year periods as of April 30, 2007. There were 40, 40, 33, 15 and 3 funds, respectively, in Lipper's Global Small/Mid-Cap Growth Funds category.

We have talked about the factors that we believe underlie the fund's strong long-term performance in past shareholder reports, but we believe they bear repeating. In our view, the fund's excellent track record is the result of three important factors. First, we focus on fundamental research with the goal of investing in approximately 100 of what we believe are the best ideas within the global small-cap asset class. Second, we have a large amount of flexibility in that we can invest in mid-, small- or micro-cap companies, and we can look for opportunities anywhere in the world. Finally, our segmented growth strategy helps maintain a balance and diversity of growth characteristics which historically has resulted in lower risk. We believe the effectiveness of this approach is the most important reason for the fund's long-term outperformance.

Q: What factors helped fund performance during the past six months?

A: Consistent with our bottom-up investment style, stock selection was the key driver of performance. Our stockpicking was most effective in financials, making up for the fact that the fund held an overweight position in this underperforming sector. Our holdings in financials returned approximately 18.8% during the semiannual period, compared with a return of about 11.1% for the financial stocks in the benchmark. Four stocks stood out as strong contributors for the fund. First among these was Ashmore Group PLC, a UK-based asset manager with a focus on the emerging markets, whose shares returned over 66% since our purchase in November, 2006. Believing the company's strong track record of performance across several asset classes — including debt, equity and infrastructure — should allow it to continue attracting assets, we continue to hold it in the fund. The second largest contributor was Babcock & Brown Ltd., an Australian investment bank that we added to the fund upon selling our position in Macquarie Bank, a similar company that had grown into a large-cap. A focus on infrastructure funds, a high-growth area within the asset management industry, has led to strong results and a 47% stock price gain for Babcock & Brown during the past six months. Also contributing to performance within financials was the fund's third-largest holding, Piraeus Bank SA, which is benefiting from both the rapid growth of the Greek economy as well as its expansion into another fast-growing region, the Balkan states. Rounding out the list of contributors in financials was AWD Holding AG, a German-based financial advisory firm that is seeing rapid growth in both its number of advisors — over 6,000 — and its assets under management. We believe the company is well-positioned for further growth given that the European middle class is beginning to pay more attention to funding their own retirements rather than relying solely on government pension and social programs.

Our next-best sector in terms of individual stock selection was information technology, where — like financials — the strength of our stock picks offset the fact that the fund was overweight in an underperforming sector. The fund's holdings in information technology returned approximately 17.6% for the period, compared with a return of 12.4% for the tech stocks within the benchmark. The leading contributor was Siliconware Precision Industries Co., a Taiwanese firm that packages and tests semiconductors. A broadening customer base and rising profit margins helped propel the stock to a gain of over 50% for the period. Wincor Nixdorf AG, a German maker of cash registers and automatic teller machines, saw its bottom line boosted by banks' initiatives to upgrade their ATMs in order to attract customers. Also helping the fund's performance was Tandberg Television, a Norwegian maker of digital television technology that was bid for by Ericsson. We sold the position in February, 64% above where it stood at the start of the period. Our stock selection was also strong in the consumer discretionary sector, where the fund's holdings produced a gain of about 20.5% compared with 15.4% for comparable stocks in the benchmark.

Q: What detracted from performance?

A: The most significant detractor from the fund's relative performance involved its sector allocations. Specifically, the fund was hurt by its underweight positions in the industrials and materials sectors, both of which performed very well during the past six months. We are encouraged that our individual stock selection was strong enough to offset the impact of these allocation factors.

In terms of individual holdings, the largest detractor was the fund's position in Telik, Inc. The stock fell 75%, largely the result of a sharp one-day decline from $16.26 to $4.77 on December 26, 2006, and this knocked almost a full half-percent off of the fund's six-month performance. The company had three drugs in late-stage development, which we thought would protect the fund against a single failure. On the day after Christmas, however, the company reported that two trials had failed while the third was improperly managed. We have since exited the stock with a loss. Additionally, a position in Adams Respiratory Therapeutics, Inc. — the makers of Mucinex — lost ground due to a mild cold season and news that another company had filed to produce a generic form of the drug. The latter problem has since been resolved via an agreement between the two companies, and we continue to hold the stock in the fund based on its long-term growth prospects. Also detracting from returns was Aeon Credit Services Co., Ltd., a Japanese company whose shares fell 25% in the wake of regulatory changes in Japan's consumer credit sector.

Q: What were some notable changes in the fund's overall positioning throughout the semiannual period?

A: The fund's weighting in financials fell slightly, the result of our decision to eliminate its position in Deutsche Bourse AG. The manager of Germany's stock exchange had performed very well on the strength of rapid industry consolidation and its decision to return cash to shareholders. New additions in financials included two companies that we believe are well-positioned to deliver better-than-expected growth: BlueBay Asset Management PLC, a fixed-income hedge fund manager in the United Kingdom, and Grenkeleasing AG, a German company with leasing operations across Europe.

The fund's weighting in health care also declined as a result of our decisions to sell Waters Corp., which also had grown to large-cap status, and Telik. New purchases in the sector included Flamel Technologies SA, a French pharmaceutical technology company that has benefited from GlaxoSmithKline's decision to use its drug delivery system to administer a key cardiovascular treatment, and Owens & Minor, Inc., a health care distributor whose purchase of McKesson's distribution business now makes it one of the largest players in the industry. In technology, the fund's weighting rose as a result of both strong performance and our addition of Itron, Inc., a manufacturer of automatic meter-reading technology that helps gas, electric and water utilities to cut costs.

From a geographic standpoint, the fund's exposure to Europe increased from about 46% to 50% of assets, due largely to the strong performance of our holdings in the region. This represents an overweight relative to the benchmark. The fund's weightings in North America and the Pacific Rim both fell, again largely the result of the weaker relative performance of these two regions.

Q: Do you have any closing thoughts for investors?

A: Small-cap stocks have performed very well, not just in the past six months, but over the past five years. Despite this long bull market, we believe a firm foundation for the asset class remains in place. Among the potential catalysts for continued outperformance is the fact that merger and acquisition (M&A) activity remains extremely robust and private equity firms continue to have an extraordinary amount of cash to put to work in the markets. During the past six months, for example, three of the fund's holdings — Harman International Ltd., Puma and Tandberg Television — were bid for. The growth in hedge funds, which find the volatility and inefficiency of smaller companies to be attractive, has also been very supportive of small-cap outperformance.

We believe the fund remains well positioned due to our use of fundamental research to identify what we see as the very best opportunities within an extremely broad investment universe.

The views expressed in this report reflect those of the portfolio manager only through the end of the period of the report as stated on the cover. The manager's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results.

Portfolio Summary

Geographical Diversification (Excludes Cash Equivalents and Securities Lending Collateral)	4/30/07	10/31/06

Europe	41%	42%
United States	29%	32%
Pacific Basin	10%	9%
United Kingdom	9%	5%
Japan	7%	8%
Latin America	2%	2%
Other	2%	2%
	100%	100%
Sector Diversification (As a % of Common Stocks)	4/30/07	10/31/06

Financials	26%	27%
Health Care	16%	17%
Information Technology	16%	14%
Consumer Discretionary	12%	14%
Industrials	12%	13%
Energy	9%	7%
Consumer Staples	3%	2%
Utilities	3%	3%
Materials	2%	2%
Telecommunication Services	1%	1%
	100%	100%

Geographical and sector diversification are subject to change.

Ten Largest Equity Holdings at April 30, 2007 (20.2% of Net Assets)
1. Fresenius Medical Care AG & Co. Manufacturer that distributes equipment and products for dialysis patients	Germany	2.8%
2. Allegheny Energy, Inc. Provider of electric and gas power	United States	2.8%
3. Piraeus Bank SA A banking company that provides all kinds of banking services	Greece	2.2%
4. Anglo Irish Bank Corp. PLC Provider of financial services for business and private sectors	Ireland	2.0%
5. Sumitomo Realty & Development Co., Ltd. Developer, manager and seller of homes and condominiums	Japan	1.9%
6. SBM Offshore NV Provides a variety of services to the oil and gas industries	Netherlands	1.8%
7. Banca Italease Provider of diversified banking services	Italy	1.7%
8. Stada Arzneimittel AG Manufactures pharmaceuticals	Germany	1.7%
9. Ultra Petroleum Corp. Producer and explorer of natural gas	United States	1.7%
10. AWD Holding AG Offers financial consulting services	Germany	1.6%

Portfolio holdings are subject to change.

For more complete details about the Fund's investment portfolio, see page 20. A quarterly Fact Sheet is available upon request. Information concerning portfolio holdings of the Fund as of month end will be posted to www.dws-scudder.com on or after the last day of the following month. In addition, the Fund's top ten holdings and other information about the Fund is posted on www.dws-scudder.com as of the calendar quarter-end on or after the 15th day following quarter-end. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330.

Investment Portfolio as of April 30, 2007 (Unaudited)

	Shares	Value ($)

Common Stocks 95.2%
Australia 2.5%
Babcock & Brown Ltd.	521,114	12,719,646
Sigma Pharmaceuticals Ltd. (a)	4,482,800	9,179,896
(Cost $16,168,389)		21,899,542
Bermuda 0.6%
Orient-Express Hotels Ltd. "A" (Cost $3,059,631)	99,000	5,212,350
Brazil 1.7%
Aracruz Celulose SA "B" (ADR) (Preferred) (a)	129,400	7,115,706
Diagnosticos da America SA	340,100	7,367,633
(Cost $10,144,776)		14,483,339
Canada 1.7%
Certicom Corp.*	625,800	2,255,338
Flint Energy Services Ltd.*	106,200	2,637,059
OPTI Canada, Inc.*	192,200	3,853,005
SunOpta, Inc.* (a)	442,500	5,725,950
(Cost $13,201,280)		14,471,352
France 4.0%
Business Objects SA*	60,275	2,265,080
Business Objects SA (ADR)*	132,600	4,973,826
Financiere Marc de Lacharriere SA	62,854	6,748,744
Flamel Technologies SA (ADR)* (a)	417,800	12,078,598
JC Decaux SA	278,113	8,634,596
(Cost $23,677,834)		34,700,844
Germany 14.3%
AWD Holding AG (a)	265,564	13,432,582
Francotyp-Postalia Holding AG* (a)	86,300	2,349,652
Fresenius Medical Care AG & Co. (a)	163,732	24,663,449
Grenkeleasing AG (a)	101,819	5,117,399
Hypo Real Estate Holding AG (a)	173,177	11,589,560
M.A.X. Automation AG (a)	829,795	7,027,417
Puma AG (a)	11,094	5,029,245
QSC AG* (a)	643,100	4,662,312
Rational AG (a)	28,792	5,853,282
Software AG (a)	53,062	4,670,944
Stada Arzneimittel AG (a)	220,650	14,518,942
United Internet AG (Registered) (a)	723,304	13,303,530
Wincor Nixdorf AG	116,936	11,425,934
(Cost $56,707,866)		123,644,248
Greece 5.1%
Coca-Cola Hellenic Bottling Co. SA	228,000	9,925,802
Hellenic Exchanges Holding SA	302,900	7,149,624
Piraeus Bank SA	532,250	19,218,972
Titan Cement Co. SA	143,600	8,161,238
(Cost $19,147,533)		44,455,636
Hong Kong 3.2%
Kingboard Chemical Holdings Ltd.	2,782,370	12,858,639
Midland Holdings Ltd.	5,076,400	3,126,015
Wing Hang Bank Ltd.	981,200	11,704,843
(Cost $11,090,149)		27,689,497
Ireland 6.5%
Anglo Irish Bank Corp. PLC	754,009	16,942,591
C&C Group PLC (b)	324,126	5,442,265
C&C Group PLC (b)	48,931	817,632
FBD Holdings PLC	134,000	7,323,759
ICON PLC (ADR)*	154,200	7,236,606
Paddy Power PLC	392,000	10,904,162
Ryanair Holdings PLC*	944,000	7,767,987
(Cost $21,537,592)		56,435,002
Italy 2.7%
Banca Italease	244,922	14,735,273
Lottomatica SpA*	93,460	3,822,284
Safilo Group SpA* (a)	792,500	4,910,921
(Cost $20,106,906)		23,468,478
Japan 6.2%
AEON Credit Services Co., Ltd. (a)	224,100	3,729,358
AEON Mall Co., Ltd. (a)	346,000	11,581,027
JAFCO Co., Ltd.	51,100	2,196,355
KITZ Corp.	391,000	3,044,469
Matsui Securities Co., Ltd. (a)	351,400	2,581,379
Mitsubishi UFJ Lease & Finance Co. Ltd.	95,000	4,059,434
Nidec Corp. (a)	53,300	3,371,974
Park24 Co., Ltd. (a)	476,000	5,905,769
Sumitomo Realty & Development Co., Ltd.	456,000	16,812,513
(Cost $33,802,360)		53,282,278
Korea 0.8%
Daewoo Shipbuilding & Marine Engineering Co., Ltd. (Cost $2,355,404)	160,500	6,489,337
Netherlands 3.0%
Chicago Bridge & Iron Co., NV (New York Shares)	289,500	10,025,385
SBM Offshore NV	442,347	15,785,933
(Cost $9,132,854)		25,811,318
Norway 0.7%
Electromagnetic GeoServices AS* (a)	87,000	1,864,380
Prosafe ASA (a)	266,500	4,106,689
(Cost $4,214,652)		5,971,069
Sweden 1.4%
Brostrom AB "B" (a)	189,900	4,048,664
Eniro AB (a)	457,100	6,094,998
Micronic Laser Systems AB* (a)	298,600	2,313,095
(Cost $9,477,033)		12,456,757
Switzerland 1.6%
Advanced Digital Broadcast Holdings SA (ADB Group) (Registered)* (a)	43,715	2,956,013
Fortune Management, Inc. (REG S)* (a)	909,938	3,675,460
Partners Group (Registered)*	60,000	7,558,863
(Cost $8,430,584)		14,190,336
Taiwan 2.2%
Fuhwa Financial Holding Co., Ltd.*	7,299,800	3,143,524
Powerchip Semiconductor Corp.	6,419,598	3,890,217
Siliconware Precision Industries Co.	6,497,255	12,342,914
(Cost $10,458,842)		19,376,655
Thailand 0.5%
Bangkok Bank PCL (Foreign Registered) (Cost $3,539,101)	1,418,300	4,577,376
United Kingdom 8.5%
Aegis Group PLC	1,348,133	3,735,000
ARM Holdings PLC	2,851,185	7,589,224
Ashmore Group PLC	1,499,856	9,688,621
BlueBay Asset Management PLC (Unit)*	627,888	5,732,559
Dicom Group PLC	887,467	4,111,415
John Wood Group PLC	733,978	4,101,485
Lamprell PLC*	932,500	5,726,276
Michael Page International PLC	1,083,804	12,412,049
Serco Group PLC	1,038,035	10,187,581
Taylor Nelson Sofres PLC	1,315,077	6,395,599
Xchanging Ltd.*	806,900	4,239,624
(Cost $52,686,984)		73,919,433
United States 28.0%
Adams Respiratory Therapeutics, Inc.* (a)	140,300	5,262,653
Advance Auto Parts, Inc.	172,100	7,090,520
Advanced Medical Optics, Inc.*	156,700	6,335,381
Aeropostale, Inc.*	180,100	7,411,115
Allegheny Energy, Inc.*	451,100	24,115,806
AMERIGROUP Corp.*	222,300	6,253,299
Bravo! Brands, Inc.*	1,489,400	83,406
Carter's, Inc.*	224,300	5,876,660
Celgene Corp.*	153,700	9,400,292
Cogent, Inc.* (a)	226,500	3,180,060
Comverge Inc.*	17,800	381,810
Diamond Foods, Inc.	159,200	2,558,344
Dresser-Rand Group, Inc.*	221,700	7,074,447
EMS Technologies, Inc.*	129,600	2,433,888
Euronet Worldwide, Inc.* (a)	229,000	6,377,650
First Marblehead Corp.	104,800	3,799,000
Foundation Coal Holdings, Inc. (a)	127,700	5,030,103
FTI Consulting, Inc.* (a)	196,350	7,219,790
Gentex Corp. (a)	198,300	3,529,740
Harman International Industries, Inc.	62,100	7,569,369
Harris Interactive, Inc.*	357,000	2,149,140
Invitrogen Corp.*	63,700	4,170,439
Itron, Inc.* (a)	125,500	8,451,170
Joy Global, Inc.	175,500	8,885,565
Lam Research Corp.*	108,600	5,840,508
Metabolix, Inc.*	99,800	2,495,998
Mueller Water Products, Inc. "A" (a)	220,700	3,178,080
NeuStar, Inc. "A"*	169,400	4,871,944
Nuveen Investments "A"	158,800	8,464,040
NxStage Medical, Inc.* (a)	444,000	5,887,440
Owens & Minor, Inc. (a)	142,600	5,040,910
P.F. Chang's China Bistro, Inc.* (a)	113,500	4,341,375
Perficient, Inc.*	207,500	4,399,000
Prospect Partners LP*	3	0
Rowan Companies, Inc.	100,300	3,674,992
Schawk, Inc.	198,800	3,584,364
Somanetics Corp.* (a)	230,200	4,350,780
Thoratec Corp.*	269,100	5,279,742
THQ, Inc.*	347,450	11,594,406
Ultra Petroleum Corp.*	251,800	14,282,096
WellCare Health Plans, Inc.*	48,000	3,868,320
Zions Bancorp.	74,800	6,118,641
(Cost $165,220,799)		241,912,283
Total Common Stocks (Cost $494,160,569)		824,447,130
Preferred Stocks 0.4%
Brazil
Weg SA (Cost $2,338,398)	364,600	3,015,745

Securities Lending Collateral 21.8%
Daily Assets Fund Institutional, 5.33% (c) (d) (Cost $188,874,587)	188,874,587	188,874,587

Cash Equivalents 4.2%
Cash Management QP Trust, 5.31% (c) (Cost $36,368,048)	36,368,048	36,368,048
	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $721,741,602)+	121.6	1,052,705,510
Other Assets and Liabilities, Net	(21.6)	(186,993,997)
Net Assets	100.0	865,711,513
* Non-income producing security.
+ The cost for federal income tax purposes was $722,293,712. At April 30, 2007, net unrealized appreciation for all securities based on tax cost was $330,411,798. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $351,295,889 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $20,884,091.
(a) All or a portion of these securities were on loan amounting to $180,617,781. In addition, included in other assets and liabilities, net is a pending sale, amounting to $263,520 that is also on loan (see Notes to Financial Statements). The value of all securities loaned at April 30, 2007 amounted to $180,881,301 which is 20.9% of net assets.
(b) Securities with the same description are the same corporate entity but trade on different stock exchanges.
(c) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.
(d) Represents collateral held in connection with securities lending.

ADR: American Depositary Receipt

The accompanying notes are an integral part of the financial statements.

Financial Statements

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited)
Assets
Investments: Investments in securities, at value (cost $496,498,967) — including $180,617,781 of securities loaned	$ 827,462,875
Investment in Daily Assets Fund Institutional (cost $188,874,587)*	188,874,587
Investment in Cash Management QP Trust (cost $36,368,048)	36,368,048
Total investments in securities, at value (cost $721,741,602)	1,052,705,510
Foreign currency, at value (cost $558,559)	543,684
Receivable for investments sold	941,500
Receivable for Fund shares sold	2,090,802
Dividends receivable	1,130,911
Interest receivable	250,733
Foreign taxes recoverable	89,143
Other assets	54,605
Total assets	1,057,806,888
Liabilities
Cash overdraft	517,465
Payable for Fund shares redeemed	1,284,469
Payable upon return of securities loaned	188,874,587
Accrued management fee	693,605
Other accrued expenses and payables	725,249
Total liabilities	192,095,375
Net assets, at value	$ 865,711,513
Net Assets
Net assets consist of: DIstributions in excess of net investment income	(11,262,340)
Net unrealized appreciation (depreciation) on: Investments	330,963,908
Foreign currency related transactions	(5,359)
Accumulated net realized gain (loss)	25,880,609
Paid-in capital	520,134,695
Net assets, at value	$ 865,711,513
* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities as of April 30, 2007 (Unaudited) (continued)
Net Asset Value
Class A Net Asset Value and redemption price(a) per share ($266,892,728 ÷ 5,857,171 shares of capital stock outstanding, $.01 par value, 40,000,000 shares authorized)	$ 45.57
Maximum offering price per share (100 ÷ 94.25 of $45.57)	$ 48.35

Class B

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($33,976,550 ÷ 810,427 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)
$ 41.92

Class C

Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($38,881,673 ÷ 922,692 shares of capital stock outstanding, $.01 par value, 10,000,000 shares authorized)
$ 42.14
Class S Net Asset Value, offering and redemption price(a) per share ($525,960,562 ÷ 11,264,484 shares of capital stock outstanding, $.01 par value, 130,000,000 shares authorized)	$ 46.69
(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations for the six months ended April 30, 2007 (Unaudited)
Investment Income
Income: Dividends (net of foreign taxes withheld of $215,601)	$ 3,571,698
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	416,127
Interest — Cash Management QP Trust	522,557
Interest	2,138
Total income	4,512,520
Expenses: Management fee	3,972,948
Administration fee	391,423
Services to shareholders	805,008
Custodian fee	156,260
Distribution service fees	620,091
Auditing	34,407
Legal	12,844
Directors' fees and expenses	14,923
Reports to shareholders	75,764
Registration fees	29,513
Other	29,203
Total expenses before expense reductions	6,142,384
Expense reductions	(146,592)
Total expenses after expense reductions	5,995,792
Net investment income (loss)	(1,483,272)
Realized and Unrealized Gain (Loss) on Investment Transactions
Net realized gain (loss) from: Investments (net of foreign taxes of $409)	26,599,771
Foreign currency related transactions	(41,265)
26,558,506
Net unrealized appreciation (depreciation) during the period on: Investments	97,893,582
Foreign currency related transactions	6,789
97,900,371
Net gain (loss) on investment transactions	124,458,877
Net increase (decrease) in net assets resulting from operations	$ 122,975,605

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
Increase (Decrease) in Net Assets	Six Months Ended April 30, 2007 (Unaudited)	Year Ended October 31, 2006
Operations: Net investment income (loss)	$ (1,483,272)	$ (1,560,800)
Net realized gain (loss) on investment transactions	26,558,506	81,251,332
Net unrealized appreciation (depreciation) during the period on investment transactions	97,900,371	71,489,077
Net increase (decrease) in net assets resulting from operations	122,975,605	151,179,609
Distributions to shareholders from: Net investment income: Class A	(36,585)	(792,622)
Class AARP	—	(66,193)
Class S	(1,665,050)	(3,071,494)
Net realized gains: Class A	(24,639,973)	(7,293,528)
Class B	(3,873,961)	(1,878,588)
Class C	(3,903,462)	(1,229,706)
Class AARP	—	(390,479)
Class S	(48,794,793)	(16,238,435)
Fund share transactions: Proceeds from shares sold	101,779,049	147,865,961
Reinvestment of distributions	77,614,109	28,934,020
Cost of shares redeemed	(82,600,837)	(164,257,743)
Redemption fees	34,620	33,321
Net increase (decrease) in net assets from Fund share transactions	96,826,941	12,575,559
Increase (decrease) in net assets	136,888,722	132,794,123
Net assets at beginning of period	728,822,791	596,028,668
Net assets at end of period (including distributions in excess of net investment income of $11,262,340 and $8,077,433, respectively)	$ 865,711,513	$ 728,822,791

The accompanying notes are an integral part of the financial statements.

Financial Highlights

Class A Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 43.66	$ 36.46	$ 29.93	$ 25.80	$ 17.77	$ 21.15
Income (loss) from investment operations: Net investment income (loss)[b]	(.11)	(.13)[e]	(.08)	(.08)	(.09)	(.13)
Net realized and unrealized gain (loss) on investment transactions	6.97	9.17	6.61	4.21	8.12	(3.25)
Total from investment operations	6.86	9.04	6.53	4.13	8.03	(3.38)
Less distributions from: Net investment income	(.01)	(.18)	—	—	—	—
Net realized gain on investment transactions	(4.94)	(1.66)	—	—	—	—
Total distributions	(4.95)	(1.84)	—	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 45.57	$ 43.66	$ 36.46	$ 29.93	$ 25.80	$ 17.77
Total Return (%)[c]	16.90d**	25.56[d,e]	21.82[d]	16.01[d]	45.19	(15.98)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	267	219	155	120	102	71
Ratio of expenses before expense reductions (%)	1.74*	1.79	1.83	1.84	1.72	1.75
Ratio of expenses after expense reductions (%)	1.65*	1.76	1.74	1.74	1.72	1.75
Ratio of net investment income (loss) (%)	(.50)*	(.34)[e]	(.24)	(.31)	(.41)	(.62)
Portfolio turnover rate (%)	21*	29	31	26	35	49
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class B Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 40.68	$ 34.17	$ 28.27	$ 24.55	$ 17.06	$ 20.46
Income (loss) from investment operations: Net investment income (loss)[b]	(.23)	(.44)[e]	(.29)	(.28)	(.23)	(.28)
Net realized and unrealized gain (loss) on investment transactions	6.41	8.61	6.19	4.00	7.72	(3.12)
Total from investment operations	6.18	8.17	5.90	3.72	7.49	(3.40)
Less distributions from: Net realized gain on investment transactions	(4.94)	(1.66)	—	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 41.92	$ 40.68	$ 34.17	$ 28.27	$ 24.55	$ 17.06
Total Return (%)[c]	16.43d**	24.61[d,e]	20.87[d]	15.15[d]	43.90	(16.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	34	34	40	43	50	42
Ratio of expenses before expense reductions (%)	2.64*	2.68	2.79	2.67	2.55	2.55
Ratio of expenses after expense reductions (%)	2.40*	2.52	2.50	2.50	2.55	2.55
Ratio of net investment income (loss) (%)	(1.25)*	(1.14)[e]	(1.00)	(1.07)	(1.24)	(1.42)
Portfolio turnover rate (%)	21*	29	31	26	35	49
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class C Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 40.86	$ 34.30	$ 28.38	$ 24.64	$ 17.11	$ 20.52
Income (loss) from investment operations: Net investment income (loss)[b]	(.23)	(.41)[e]	(.30)	(.28)	(.23)	(.28)
Net realized and unrealized gain (loss) on investment transactions	6.45	8.63	6.22	4.02	7.76	(3.13)
Total from investment operations	6.22	8.22	5.92	3.74	7.53	(3.41)
Less distributions from: Net realized gain on investment transactions	(4.94)	(1.66)	—	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 42.14	$ 40.86	$ 34.30	$ 28.38	$ 24.64	$ 17.11
Total Return (%)[c]	16.46d**	24.66[d,e]	20.86[d]	15.18[d]	44.01	(16.62)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	39	33	25	23	22	16
Ratio of expenses before expense reductions (%)	2.48*	2.49	2.64	2.62	2.52	2.53
Ratio of expenses after expense reductions (%)	2.40*	2.48	2.50	2.49	2.52	2.53
Ratio of net investment income (loss) (%)	(1.25)*	(1.07)[e]	(1.00)	(1.06)	(1.21)	(1.40)
Portfolio turnover rate (%)	21*	29	31	26	35	49
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return does not reflect the effect of any sales charges.
[d] Total return would have been lower had certain expenses not been reduced.
[e] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Class S Years Ended October 31,	2007[a]	2006	2005	2004	2003	2002
Selected Per Share Data
Net asset value, beginning of period	$ 44.71	$ 37.30	$ 30.55	$ 26.26	$ 18.05	$ 21.42
Income (loss) from investment operations: Net investment income (loss)[b]	(.05)	(.01)[d]	.02	(.02)	(.04)	(.08)
Net realized and unrealized gain (loss) on investment transactions	7.14	9.39	6.76	4.31	8.25	(3.29)
Total from investment operations	7.09	9.38	6.78	4.29	8.21	(3.37)
Less distributions from: Net investment income	(.17)	(.31)	(.03)	—	—	—
Net realized gain on investment transactions	(4.94)	(1.66)	—	—	—	—
Total distributions	(5.11)	(1.97)	(.03)	—	—	—
Redemption fees	.00***	.00***	.00***	—	—	—
Net asset value, end of period	$ 46.69	$ 44.71	$ 37.30	$ 30.55	$ 26.26	$ 18.05
Total Return (%)	17.07**	25.97[c,d]	22.25	16.34	45.48	(15.73)
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	526	443	367	309	289	234
Ratio of expenses before expense reductions (%)	1.35*	1.43	1.42	1.48	1.48	1.48
Ratio of expenses after expense reductions (%)	1.35*	1.42	1.42	1.48	1.48	1.48
Ratio of net investment income (loss) (%)	(.20)*	(.02)[d]	.08	(.05)	(.17)	(.35)
Portfolio turnover rate (%)	21*	29	31	26	35	49
[a] For the six months ended April 30, 2007 (Unaudited).
[b] Based on average shares outstanding during the period.
[c] Total return would have been lower had certain expenses not been reduced.
[d] Includes non-recurring income from the Advisor recorded as a result of an administrative proceeding regarding disclosure of brokerage allocation practices in connection with sales of DWS Scudder Funds (see Note F). The non-recurring income resulted in an increase in net investment income of $0.017 per share and an increase in the ratio of net investment income of 0.04%. Excluding this non-recurring income, total return would have been 0.04% lower.
* Annualized
** Not annualized
*** Amount is less than $.005.

Notes to Financial Statements (Unaudited)

A. Significant Accounting Policies

DWS Global Opportunities Fund (the "Fund") is a diversified series of DWS Global/International Fund, Inc. (the "Corporation") which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as distribution service fees, services to shareholders and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading. Equity securities are valued at the most recent sale price or official closing price reported on the exchange (US or foreign) or over-the-counter market on which the security is traded most extensively. Securities for which no sales are reported are valued at the calculated mean between the most recent bid and asked quotations on the relevant market or, if a mean cannot be determined, at the most recent bid quotation.

Debt securities are valued by independent pricing services approved by the Directors of the Fund. If the pricing services are unable to provide valuations, the securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from a broker-dealer. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost. Investments in open-end investment companies and Cash Management QP Trust are valued at their net asset value each business day.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Directors. The Fund may use a fair valuation model to value international equity securities in order to adjust for events which may occur between the close of the foreign exchanges and the close of the New York Stock Exchange.

In September 2006, the Financial Accounting Standards Board ("FASB") released Statement of Financial Accounting Standards No. 157, "Fair Value Measurements" ("FAS 157"). FAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. FAS 157 is effective for fiscal years beginning after November 15, 2007. As of April 30, 2007, management does not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

Securities Lending. The Fund may lend securities to financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of liquid, unencumbered assets having a value at least equal to the value of the securities loaned. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to the lending agent. Either the Fund or the borrower may terminate the loan. The Fund is subject to all investment risks associated with the value of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Foreign Currency Translations. The books and records of the Fund are maintained in US dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into US dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into US dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the disposition of forward foreign currency exchange contracts and foreign currencies, and the difference between the amount of net investment income accrued and the US dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. The Fund may enter into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. Sales and purchases of forward currency contracts having the same settlement date and broker are offset and any gain (loss) is realized on the date of offset; otherwise, gain (loss) is realized on settlement date. Realized and unrealized gains and losses which represent the difference between the value of a forward currency contract to buy and a forward currency contract to sell are included in net realized and unrealized gain (loss) from foreign currency related transactions.

Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

In July 2006, FASB issued Interpretation No. 48 ("FIN 48"), "Accounting for Uncertainty in Income Taxes — an interpretation of FASB Statement No. 109" (the "Interpretation"). The Interpretation establishes for the Fund a minimum threshold for financial statement recognition of the benefit of positions taken in filing tax returns (including whether the Fund is taxable in certain jurisdictions), and requires certain expanded tax disclosures. The Interpretation is effective for fiscal years beginning after December 15, 2006. On December 22, 2006, the SEC indicated that they would not object if a Fund implements FIN 48 in the first required financial statement reporting period for its fiscal year beginning after December 15, 2006. Management has begun to evaluate the application of the Interpretation to the Fund and is not in a position at this time to estimate the significance of its impact, if any, on the Fund's financial statements.

Distribution of Income and Gains. Net investment income of the Fund, if any, is distributed to shareholders annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to investments in foreign denominated investments, investments in passive foreign investment companies, recognition of certain foreign currency gains (losses) as ordinary income (loss) and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The tax character of current year distributions will be determined at the end of the current fiscal year.

Redemption Fees. For the period from November 1, 2006 to March 11, 2007, the redemption or exchange of shares held for less than 30 days were assessed a fee of 2% of the total amount redeemed or exchanged. Effective March 12, 2007, the Fund imposes a redemption fee of 2% of the total redemption amount on all Fund share redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in-capital.

Expenses. Expenses of the Corporation arising in connection with a specific Fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset valuation calculations. However, for financial reporting purposes, investment security transactions are reported on trade date. Interest income is recorded on the accrual basis net of foreign withholding taxes. Dividend income is recorded on the ex-dividend date net of foreign withholding taxes. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend date as soon as the Fund is informed of such dividends. Realized gains and losses from investment transactions are recorded on an identified cost basis.

B. Purchases and Sales of Securities

During the six months ended April 30, 2007, purchases and sales of investment securities (excluding short-term investments) aggregated $81,326,812 and $79,852,141, respectively.

C. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund. The management fee payable under the Investment Management Agreement is equal to an annualized rate of 1.015% of the Fund's average daily net assets, accrued daily and payable monthly.

Effective October 1, 2006 through September 30, 2007, the Advisor has contractually agreed to waive all or a portion of its management fee and reimburse or pay certain operating expenses of the Fund (excluding certain expenses such as extraordinary expenses, taxes, brokerage, interest, proxy and organization and offering expenses) to the extent necessary to maintain the operating expenses of each class as follows:

Class A	1.65%
Class B	2.40%
Class C	2.40%
Class S	1.40%

Administration Fee. Pursuant to an Administrative Services Agreement with DIMA, the Advisor provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor a fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the six months ended April 30, 2007, the Advisor received an Administration Fee of $391,423, of which $69,832 is unpaid.

Service Provider Fees. DWS Scudder Investments Service Company ("DWS-SISC"), an affiliate of the Advisor, is the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class A, B and C shares of the Fund. DWS Scudder Service Corporation ("DWS-SSC"), an affiliate of the Advisor, was the Fund's transfer agent, dividend-paying agent and shareholder service agent for Class S shares of the Fund. Effective April 1, 2007, DWS-SSC merged with DWS-SISC. The Board of the Fund approved a new transfer agency agreement between the Fund and DWS-SISC. The new transfer agency agreement is identical in substance to the previous transfer agency agreement for the Fund, except for the named transfer agent. Pursuant to a sub-transfer agency agreement among DWS-SISC, DWS-SSC (through March 31, 2007) and DST Systems, Inc. ("DST"), DWS-SISC and DWS-SSC compensate DST out of the shareholder servicing fee they receive from the Fund. For the six months ended April 30, 2007, the amounts charged to the Fund by DWS-SISC and DWS-SSC (through March 31, 2007) were as follows:

Services to Shareholders	Total Aggregated	Waived	Unpaid at April 30, 2007
Class A	$ 308,952	$ 94,694	$ 59,686
Class B	69,062	39,519	24,623
Class C	43,286	12,379	5,315
Class S	222,823	—	64,686
	$ 644,123	$ 146,592	$ 154,310

Distribution Service Agreement. Under the Distribution Service Agreement, in accordance with Rule 12b-1 under the 1940 Act, DWS Scudder Distributors, Inc., ("DWS-SDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of Class B and C shares. Pursuant to the agreement, DWS-SDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the six months ended April 30, 2007, the Distribution Fee was as follows:

Distribution Fee	Total Aggregated	Unpaid at April 30, 2007
Class B	$ 124,930	$ 19,538
Class C	130,782	22,648
	$ 255,712	$ 42,186

In addition DWS-SDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DWS-SDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the six months ended April 30, 2007, the Service Fee was as follows:

Service Fee	Total Aggregated	Unpaid at April 30, 2007	Annualized Effective Rate
Class A	$ 281,229	$ 102,972.24%
Class B	40,938	13,157.25%
Class C	42,212	15,219.24%
	$ 364,379	$ 131,348

Underwriting Agreement and Contingent Deferred Sales Charge. DWS-SDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the six months ended April 30, 2007, aggregated $31,650.

In addition, DWS-SDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the six months ended April 30, 2007, the CDSC for Class B and C shares aggregated $22,500 and $454, respectively. A deferred sales charge of up to 1% is assessed on certain redemptions of Class A shares. For the six months ended April 30, 2007, DWS-SDI received $2,426 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the six months ended April 30, 2007, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $13,930, of which $6,114 is unpaid.

Directors' Fees and Expenses. As compensation for his or her services, each Independent Director receives an aggregated annual fee, plus a fee for each meeting attended (plus reimbursement for reasonable out-of-pocket expenses incurred in connection with his or her attendance at board and committee meetings) from each Fund in the Fund Complex for which he or she serves. In addition, the Chairperson of the Board and the Chairperson of each committee of the Board receive additional compensation for their services. Payment of such fees and expenses is allocated among all such Funds described above in direct proportion to their relative net assets.

Cash Management QP Trust. Pursuant to an Exemptive Order issued by the SEC, the Fund may invest in the Cash Management QP Trust (the "QP Trust") and other affiliated funds managed by the Advisor. The QP Trust seeks to provide as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity. The QP Trust does not pay the Advisor a management fee for the affiliated funds' investments in the QP Trust.

D. Line of Credit

The Fund and other affiliated Funds (the "Participants") share  in a $750 million revolving credit facility administered by JPMorgan Chase Bank N.A. for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated, based upon net assets, among each of the Participants. Interest is calculated at the Federal Funds Rate plus 0.35 percent. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

E. Share Transactions

The following table summarizes share and dollar activity in the Fund:

	Six Months Ended April 30, 2007		Year Ended October 31, 2006
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	1,170,261	$ 51,109,739	2,231,847	$ 90,890,426
Class B	124,599	5,059,897	214,210	8,123,606
Class C	158,348	6,429,622	276,841	10,549,567
Class AARP*	—	—	85,089	3,566,037
Class S	879,729	39,179,791	830,933	34,736,325
		$ 101,779,049		$ 147,865,961
Shares issued to shareholders in reinvestment of distributions
Class A	553,129	$ 22,788,943	197,205	$ 7,480,068
Class B	96,682	3,674,884	50,495	1,796,150
Class C	91,890	3,510,195	31,309	1,118,355
Class AARP*	—	—	11,183	433,234
Class S	1,129,402	47,640,087	467,374	18,106,213
		$ 77,614,109		$ 28,934,020
Shares redeemed
Class A	(876,994)	$ (38,012,296)	(1,674,374)	$ (67,899,684)
Class B	(252,811)	(10,218,157)	(598,150)	(22,716,105)
Class C	(126,542)	(5,083,396)	(249,611)	(9,503,130)
Class AARP*	—	—	(61,601)	(2,536,151)
Class S	(656,463)	(29,286,988)	(1,483,573)	(61,602,673)
		$ (82,600,837)		$ (164,257,743)
Shares converted*
Class AARP	—	$ —	(267,008)	$ (10,526,571)
Class S	—	—	266,900	10,526,571
		$		$ —
Redemption fees		$ 34,620		$ 33,321
Net increase (decrease)
Class A	846,396	$ 35,890,584	754,678	$ 30,488,938
Class B	(31,530)	(1,465,252)	(333,445)	(12,794,990)
Class C	123,696	4,856,690	58,539	2,166,122
Class AARP*	—	—	(232,337)	(9,062,690)
Class S	1,352,668	57,544,919	81,634	1,778,179
		$ 96,826,941		$ 12,575,559
* On June 28, 2006, the Board of the Fund approved the conversion of the Class AARP shares of the Fund into the Class S shares of the Fund. This conversion was completed on July 14, 2006 and these shares are no longer offered.

F. Regulatory Matters and Litigation

Regulatory Settlements. On December 21, 2006, Deutsche Asset Management ("DeAM") settled proceedings with the Securities and Exchange Commission ("SEC") and the New York Attorney General on behalf of Deutsche Asset Management, Inc. ("DAMI") and Deutsche Investment Management Americas Inc. ("DIMA"), the investment advisors to many of the DWS Scudder funds, regarding allegations of improper trading of fund shares at DeAM and at the legacy Scudder and Kemper organizations prior to their acquisition by DeAM in April 2002. These regulators alleged that although the prospectuses for certain funds in the regulators' view indicated that the funds did not permit market timing, DAMI and DIMA breached their fiduciary duty to those funds in that their efforts to limit trading activity in the funds were not effective at certain times. The regulators also alleged that DAMI and DIMA breached their fiduciary duty to certain funds by entering into certain market timing arrangements with investors. These trading arrangements originated in businesses that existed prior to the currently constituted DeAM organization, which came together as a result of various mergers of the legacy Scudder, Kemper and Deutsche fund groups, and all of the arrangements were terminated prior to the start of the regulatory investigations that began in the summer of 2003. No current DeAM employee approved these trading arrangements. Under the terms of the settlements, DAMI and DIMA neither admitted nor denied any wrongdoing.

The terms of the SEC settlement, which identified improper trading in the legacy Deutsche and Kemper mutual funds only, provide for payment of disgorgement in the amount of $17.2 million. The terms of the settlement with the New York Attorney General provide for payment of disgorgement in the amount of $102.3 million, which is inclusive of the amount payable under the SEC settlement, plus a civil penalty in the amount of $20 million. The total amount payable by DeAM, approximately $122.3 million, would be distributed to funds in accordance with a distribution plan to be developed by a distribution consultant. The funds' investment advisors do not believe these amounts will have a material adverse financial impact on them or materially affect their ability to perform under their investment management agreements with the DWS funds. The above-described amounts are not material to Deutsche Bank, and have already been reserved.

Among the terms of the settled orders, DeAM is subject to certain undertakings regarding the conduct of its business in the future, including: formation of a Code of Ethics Oversight Committee to oversee all matters relating to issues arising under the advisors' Code of Ethics; establishment of an Internal Compliance Controls Committee having overall compliance oversight responsibility of the advisors; engagement of an Independent Compliance Consultant to conduct a comprehensive review of the advisors' supervisory compliance and other policies and procedures designed to prevent and detect breaches of fiduciary duty, breaches of the Code of Ethics and federal securities law violations by the advisors and their employees; and commencing in 2008, the advisors shall undergo a compliance review by an independent third party.

In addition, DeAM is subject to certain further undertakings relating to the governance of the mutual funds, including that: at least 75% of the members of the Boards of Trustees/Directors overseeing the DWS Funds continue to be independent of DeAM; the Chairmen of the DWS Funds' Boards of Trustees/Directors continue to be independent of DeAM; DeAM maintain existing management fee reductions for certain funds for a period of five years and not increase management fees for certain funds during this period; the funds retain a senior officer (or independent consultants) responsible for assisting in the review of fee arrangements and monitoring compliance by the funds and the investment advisors with securities laws, fiduciary duties, codes of ethics and other compliance policies, the expense of which shall be borne by DeAM; and periodic account statements, fund prospectuses and the mutual funds' web site contain additional disclosure and/or tools that assist investors in understanding the fees and costs associated with an investment in the funds and the impact of fees and expenses on fund returns.

DeAM has also settled proceedings with the Illinois Secretary of State regarding market timing matters. The terms of the Illinois settlement provide for investor education contributions totaling approximately $4 million and a payment in the amount of $2 million to the Securities Audit and Enforcement Fund.

On September 28, 2006, the SEC and the National Association of Securities Dealers ("NASD") announced final agreements in which Deutsche Investment Management Americas Inc. ("DIMA"), Deutsche Asset Management, Inc. ("DAMI") and Scudder Distributors, Inc. ("SDI") (now known as DWS Scudder Distributors, Inc.) settled administrative proceedings regarding disclosure of brokerage allocation practices in connection with sales of the Scudder Funds' (now known as the DWS Scudder Funds) shares during 2001-2003. The agreements with the SEC and NASD are reflected in orders which state, among other things, that DIMA and DAMI failed to disclose potential conflicts of interest to the fund Boards and to shareholders relating to SDI's use of certain funds' brokerage commissions to reduce revenue sharing costs to broker-dealer firms with whom it had arrangements to market and distribute Scudder Fund shares. These directed brokerage practices were discontinued in October 2003.

Under the terms of the settlements, in which DIMA, DAMI and SDI neither admitted nor denied any of the regulators' findings, DIMA, DAMI and SDI agreed to pay disgorgement, prejudgment interest and civil penalties in the total amount of $19.3 million. The portion of the settlements distributed to the funds was approximately $17.8 million and was paid to the funds as prescribed by the settlement orders based upon the amount of brokerage commissions from each fund used to satisfy revenue sharing agreements with broker-dealers who sold fund shares. Accordingly, in October 2006, the Fund received $280,944 from the Advisor for its settlement portion, which is equivalent to $0.017 per share.

As part of the settlements, DIMA, DAMI and SDI also agreed to implement certain measures and undertakings relating to revenue sharing payments including making additional disclosures in the fund Prospectuses or Statements of Additional Information, adopting or modifying relevant policies and procedures and providing regular reporting to the fund Boards.

Private Litigation Matters. The matters alleged in the regulatory settlements described above also serve as the general basis of a number of private class action lawsuits involving the DWS funds. These lawsuits name as defendants various persons, including certain DWS funds, the funds' investment advisors and their affiliates, and certain individuals, including in some cases fund Trustees/Directors, officers, and other parties. Each DWS fund's investment advisor has agreed to indemnify the applicable DWS funds in connection with these lawsuits, or other lawsuits or regulatory actions that may be filed making similar allegations.

Based on currently available information, the funds' investment advisors believe the likelihood that the pending lawsuits will have a material adverse financial impact on a DWS fund is remote and such actions are not likely to materially affect their ability to perform under their investment management agreements with the DWS funds.

Account Management Resources

For shareholders of Classes A, B and C
Automated Information Line	(800) 621-1048 Personalized account information, information on other DWS funds and services via touchtone telephone and for Classes A, B, and C only, the ability to exchange or redeem shares.
Web Site

www.dws-scudder.com

View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 621-1048 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
	Class A	Class B	Class C
Nasdaq Symbol	KGDAX	KGDBX	KGDCX
CUSIP Number	233379 106	233379 205	233379 304
Fund Number	083	283	383
For shareholders of Class S
Automated Information Line	(800) 728-3337 Personalized account information, the ability to exchange or redeem shares, and information on other DWS funds and services via touchtone telephone.
Web Site	www.dws-scudder.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

For More Information	(800) 728-3337 To speak with a DWS Scudder service representative.
Written Correspondence	DWS Scudder PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting	A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-scudder.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Scudder Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148
Class S
Nasdaq Symbol	SGSCX
Fund Number	2010

Privacy Statement

This privacy statement is issued by DWS Scudder Distributors, Inc., Deutsche Investment Management Americas Inc., DeAM Investor Services, Inc., DWS Trust Company and the DWS Funds.

We never sell customer lists or individual client information. We consider privacy fundamental to our client relationships and adhere to the policies and practices described below to protect current and former clients' information. Internal policies are in place to protect confidentiality, while allowing client needs to be served. Only individuals who need to do so in carrying out their job responsibilities may access client information. We maintain physical, electronic and procedural safeguards that comply with federal and state standards to protect confidentiality. These safeguards extend to all forms of interaction with us, including the Internet.

In the normal course of business, clients give us nonpublic personal information on applications and other forms, on our websites, and through transactions with us or our affiliates. Examples of the nonpublic personal information collected are name, address, Social Security number and transaction and balance information. To be able to serve our clients, certain of this client information is shared with affiliated and nonaffiliated third party service providers such as transfer agents, custodians, and broker-dealers to assist us in processing transactions and servicing your account with us. In addition, we may disclose all of the information we collect to companies that perform marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. The organizations described above that receive client information may only use it for the purpose designated by the DWS Scudder Companies listed above.

We may also disclose nonpublic personal information about you to other parties as required or permitted by law. For example, we are required or we may provide information to government entities or regulatory bodies in response to requests for information or subpoenas, to private litigants in certain circumstances, to law enforcement authorities, or any time we believe it necessary to protect the firm.

Questions on this policy may be sent to:

DWS Scudder
Attention: Correspondence — Chicago
P.O. Box 219415
Kansas City, MO 64121-9415

September 2006

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

Not applicable.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not Applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not Applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

The Committee on Independent Trustees/Directors selects and nominates Independent Trustees/Directors. Fund shareholders may submit nominees that will be considered by the committee when a Board vacancy occurs. Submissions should be mailed to: c/o Dawn-Marie Driscoll, PO Box 100176, Cape Coral, FL 33910.

ITEM 11.	CONTROLS AND PROCEDURES

(a)        The Chief Executive and Financial Officers concluded that the Registrant's Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)        There have been no changes in the registrant's internal control over financial reporting that occurred during the registrant's last half-year (the registrant's second fiscal half-year in the case of the annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.	EXHIBITS

(a)(1) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSRS Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Registrant:	DWS Global Opportunities Fund, a series of DWS Global/International Fund, Inc.

By:	/s/Michael G. Clark
Michael G. Clark

President

Date:	June 27, 2007

By:	/s/Paul Schubert
Paul Schubert

Chief Financial Officer and Treasurer

Date:	June 27, 2007